EXHIBIT 11


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                CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS



We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectuses and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated November 7, 1997 of CRM Small Cap Value Fund in this Registration Statement (Form N-1A No. 33-91498) of The CRM Funds.




                                                   /s/ Ernst & Young LLP
                                                       Ernst & Young LLP




White Plains, New York
December 31, 1997